Exhibit 10.32

SUBSCRIPTION AGREEMENT

CONSTELLATION ALPHA CAPITAL CORP.

Emerald View, Suite 400

2054 Vista Parkway

West Palm Beach, FL 33411

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) in which DermTech, Inc., a Delaware Corporation (“DermTech”) will merge with a wholly-owned subsidiary corporation of Constellation Alpha Capital Corp., a company incorporated in the British Virgin Islands and which is expected to re-domicile in the State of Delaware (the “Company”), the undersigned desires to subscribe for and purchase from the Company, and the Company desires to sell to the undersigned, that number of shares of common stock (the “Company Shares”) of the Company set forth on the signature page hereof for a purchase price of $3.25 per share, on the terms and subject to the conditions contained herein. In connection therewith, the undersigned and the Company agree as follows:

1. Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase from the Company such number of Company Shares as is set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein (the “Shares”). The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. In the event of rejection of the subscription (in whole or in part) by the Company or the termination of this subscription in accordance with the terms hereof, the undersigned’s payment hereunder will be returned promptly (within three (3) days) to the undersigned along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. The Company expects to enter into substantially this same form of subscription agreement with certain other investors (the “Other Purchasers”) and expects to complete the sale of Company Shares to them.

2. Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and immediately prior to, the consummation of the Transaction. Following written notice from (or on behalf of) the Company to the undersigned (the “Closing Notice”) that the Company reasonably expects (i) all conditions to the closing of the Transaction to be satisfied or waived and (ii) the Closing to occur on a date that is not less than ten (10) business days from the date of the Closing Notice, the undersigned shall deliver to the Company, no sooner than three (3) business days prior to the anticipated Closing date specified in the Closing Notice (the “Closing Date”), the subscription amount for the Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery to the undersigned of the Shares in book entry form as set forth in the following sentence. The Company shall deliver (or cause the delivery of) the Shares in book entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated below. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction. If this Subscription Agreement terminates following the delivery by the undersigned of the purchase price for the Shares, the Company shall promptly return the purchase price to the undersigned.

3. Closing Conditions. The Closing is also subject to the conditions that, on the Closing Date:

a. all representations and warranties of the Company and the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Company and the undersigned of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

b. no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

c. the Company is a company incorporated under the laws of the State of Delaware and will be treated as a U.S. corporation for U.S. federal income tax purposes;

d. there have been no material changes to the material terms of the Transaction set forth on Schedule D;

e. all conditions precedent to the closing of the Transaction, including the approval of the Company’s stockholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction); and

f. no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

4. Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Company Representations and Warranties. The Company represents and warrants to the undersigned that, as of the date hereof and as of the Closing:

a. The Company has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its formation or incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted.

b. The Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s governance documents or under the laws of the jurisdiction under which it has been organized.

c. The execution, delivery and performance by the Company of this Subscription Agreement are within its powers, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Company is a party or by which the Company is bound, and will not violate any provisions of the Company’s charter documents, including, without limitation, its incorporation or formation papers and bylaws. The signature on this Subscription Agreement by the Company is genuine, and the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d. The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect or affect the validity of the Shares or the legal authority of the Company to comply with this Subscription Agreement.

e. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all reports required thereby. To the Company’s knowledge, there exist no facts or circumstances that reasonably could be expected to prohibit or delay the preparation and filing of a Securities Act registration statement on Form S-3 that will be available for the resale of the Shares by the undersigned as contemplated by Section 7 below.

f. As of the date of this Subscription Agreement, the authorized shares of capital stock of the Company consists of an unlimited number of shares of common stock and an unlimited number of shares of preferred stock. As of the date of this Subscription Agreement, (i) 4,155,000 shares of Company common stock are issued and outstanding (which excludes 1,187,532 shares subject to redemption rights provided in the amended and restated articles of association of the Company), all of which are validly issued, fully paid and non-assessable, (ii) no shares of Company common stock are held in treasury, (iii) the Company has reserved for future issuance 7,468,125 shares of Company common stock pursuant to outstanding warrants, and (iv) the Company has reserved for future issuance 1,493,625 shares of Company common stock pursuant to outstanding rights. As of the date of this Subscription Agreement, there are no shares of Company preferred stock issued and outstanding. Except for the warrants and rights mentioned above, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or obligating the Company to issue or sell any shares of capital stock of, or other equity interests in, the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Company common stock, except for the redemption rights described above. There are no outstanding contractual obligations of the Company to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person. The Company has issued promissory notes in the amounts and to the parties set forth in Schedule E.

g. There are no suits, proceedings or legal or governmental actions pending, or to the Company’s knowledge, threatened, before any court, regulatory body or administrative agency, or any other governmental agency or body, which suits, proceedings or actions, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental agency or body that could reasonably be expected to have a Material Adverse Effect.

h. Since December 31, 2018, (i) there has not been any change in the capital stock of the Company (other than the sale of the Shares hereunder, the sale of additional Company Shares to the Other Purchasers, Company Shares redeemed in connection with the Company’s special meeting of shareholders held on March 21, 2019 to approve an extension to the amount of time it has to complete a business combination and the issuance of Company Shares pursuant to the Transaction, in each case as of the Closing), and (ii) there has not occurred any event that has caused or reasonably could be expected to cause a Material Adverse Event.

i. None of the following documents contained or contains a an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading: (i) the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018; (ii) the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2018, September 30, 2018 and December 31, 2018; (iii) the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on

August 3, 2018, December 4, 2018, February 28, 2019, March 15, 2019 and March 25, 2019; (iv) all other documents filed by the Company with the SEC since the filing of the above-mentioned Form 10-K; and (v) the Disclosure Package (as defined below). In the past 12 calendar months, the Company has filed all documents required to be filed by it prior to the date hereof with the SEC pursuant to the reporting requirements of the Exchange Act.

j. The financial statements of the Company and the related notes and schedules thereto included in the Company’s Exchange Act filings fairly present in all material respects the financial position, results of operations, stockholders’ equity and cash flows of the Company as of the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and all adjustments necessary for a fair presentation of results for such periods have been made; provided, however, that the Company’s unaudited financial statements are subject to normal year-end adjustments.

k. Except as described in the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2019, the Company is in compliance with the requirements of the NASDAQ Capital Market (“Nasdaq”) for continued listing thereon of the Company Shares. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Company Shares under the Exchange Act or the listing of the Company Shares on Nasdaq, nor, except as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2019, has the Company received any notification that the SEC or Nasdaq is contemplating terminating such registration or listing. The transactions contemplated by this Subscription Agreement will not contravene the rules and regulations of Nasdaq. The Company will comply with all requirements of Nasdaq with respect to the issuance of the Shares hereunder and the issuance of Company Shares to the Other Purchasers, and shall cause the Shares to be approved for listing on Nasdaq (and any other exchange on which the Company Shares are listed for trading) not later than the Closing.

6. Subscriber Representations and Warranties. The undersigned represents and warrants to the Company that, as of the date hereof and as of the Closing:

a. The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

b. The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

c. The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

d. The undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e. The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed the disclosure package attached hereto as Schedule C (the “Disclosure Package”). The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The undersigned further acknowledges that the information contained in the Disclosure Package is preliminary and subject to change, and that any changes to the information contained in the Disclosure Package, including, without limitation, any changes based on updated information or changes in terms of the Transaction (other than the material terms set forth on Schedule D which shall not have materially changed), shall in no way affect the undersigned’s obligation to purchase the Shares hereunder.

f. The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and the Company or a representative of the Company, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company or a representative of the Company. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g. The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Package. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

h. Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

i. In making its decision to purchase the Shares, the undersigned has relied solely upon independent investigation made by the undersigned. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information provided by the Placement Agent (as defined below) concerning the Company or the Shares or the offer and sale of the Shares.

j. The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

k. The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

l. The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

m. Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

n. The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o. No disclosure or offering document has been prepared by Cowen and Company, LLC (the “Placement Agent”) or any of its affiliates in connection with the offer and sale of the Shares.

p. The Placement Agent and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company.

q. In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the undersigned’s financial advisor or fiduciary.

r. If the undersigned is a resident or subject to the laws of Canada, the undersigned hereby declares, represents, warrants and agrees as set forth in the attached Schedule B.

7. Registration of Shares. The Company agrees that, within forty-five (45) calendar days after the consummation of the Transaction, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering such resale (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to include the Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

8. [Reserved]

9. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) following the execution of a definitive agreement among the Company and DermTech with respect to the Transaction (a “Transaction Agreement”), such date and time as such Transaction Agreement is terminated in accordance with its terms without the Transaction being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (d) September 24, 2019; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify the undersigned of the termination of the Transaction Agreement after the termination of such agreement.

10. Trust Account Waiver. The undersigned acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. The undersigned further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated June 19, 2017 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Company, its public shareholders and the underwriters of the Company’s initial public offering. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

11. Placement Agent Fee. The Company and the undersigned agree that the undersigned shall not be responsible or otherwise have any liability for the payment of any fee to the Placement Agent. The Company represents and warrants to the undersigned that the Company has not engaged or employed any finder, broker, agent or other intermediary, other than the Placement Agent, in connection with the transactions described herein. There are no fees, commissions or compensation payable by the undersigned to any person engaged or retained by, through or on behalf of the Company in connection with the consummation of the transactions described herein.

12. Miscellaneous.

a. Neither this Subscription Agreement nor any rights or obligations that may accrue hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned by the Company or the undersigned without the consent of the other party.

b. The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

c. The undersigned acknowledges that the Company, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this

Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase. The undersigned further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the undersigned contained in Section 6 of this Subscription Agreement.

d. The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e. All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f. This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

g. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise expressly set forth in subsection (c) of this Section 11, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

h. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l. The obligations of the undersigned under this Subscription Agreement are several and not joint with the obligations of any Other Purchaser under any other subscription agreement. The undersigned shall be entitled independently to protect and enforce its rights, including its rights arising under this Subscription Agreement, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose. Nothing contained in this Subscription Agreement or any subscription agreement entered into by any Other Purchaser, and no action taken by the undersigned pursuant hereto or any Other Purchaser pursuant thereto, shall be deemed to constitute the undersigned and any Other Purchaser(s) as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and any Other Purchaser(s) are acting as a group with respect to the transactions contemplated hereby or thereby.

m. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.	CALIFORNIA
By: Farallon Partners, L.P., its General Partner

By:	/s/ Philip Dreyfuss
Name: Philip Dreyfuss
Title: Managing Member

Date: May 20, 2019

Number of Shares:	123,100 (subject to adjustment for any reverse split or other adjustment that may be effected for the purpose of meeting the initial listing requirements of the Nasdaq Capital Market)

Aggregate Subscription Amount: $400,075	Price Per Share: $3.25 (subject to adjustment for any reverse split or other adjustment that may be effected for the purpose of meeting the initial listing requirements of the Nasdaq Capital Market)

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice. To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for, in which case the excess payment representing the undersigned’s unfulfilled number of Shares shall be promptly returned to the undersigned in accordance with Section 1 of this Agreement.

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date set forth below.

CONSTELLATION ALPHA CAPITAL CORP.

By:	/s/ Rajiv Shukla
Name: Rajiv Shukla
Title: Chairman & CEO

Date: May 22, 2019

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

	1.	☒	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

	1.	☐	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act. for one or more of the following reasons (Please check the applicable subparagraphs):

☐

We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

			☐	We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

			☐	We are an insurance company, as defined in Section 2(13) of the Securities Act.

			☐	We are an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

			☐	We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐

We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐

We are an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

			☐	We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐

We are a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the

Schedule A

specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

☐

We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐ We are an entity in which all of the equity owners are accredited investors.

C.	AFFILIATE STATUS (Please check the applicable box) THE INVESTOR:

	☐	is:

	☒	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement

Schedule A

SCHEDULE B

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR (Canadian Investors Only)

1.	We hereby declare, represent and warrant that:

(a)

we are purchasing the Shares as principal for our own account, or are deemed to be purchasing the Shares as principal for our own account in accordance with applicable Canadian securities laws, and not as agent for the benefit of another investor;

(b)	we are residents in or subject to the laws of one of the provinces or territories of Canada;

(c)

we are entitled under applicable securities laws to purchase the Shares without the benefit of a prospectus qualified under such securities laws and, without limiting the generality of the foregoing, are both:

a.

an “accredited investor” as defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or section 73.3(2) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion in Section 11 below, and we are not a person created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of NI 45-106; and

b.

a “permitted client” as defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) by virtue of satisfying the indicated criterion in Section 12 below

(d)

we have received, reviewed and understood, this Subscription Agreement and certain disclosure materials (the “Canadian Disclosure Package”) relating to the placing of Shares in Canada and, are basing our investment decision solely on this Subscription and the Canadian Disclosure Package and not on any other information concerning the Company or the offering of the Shares;

(e)

the acquisition of Shares does not and will not contravene any applicable Canadian securities laws, rules or policies of the jurisdiction in which we are resident and does not trigger (i) any obligation to prepare and file a prospectus or similar document or (ii) any registration or other similar obligation on the part of any person;

(f)

we will execute and deliver within the applicable time periods all documentation as may be required by applicable Canadian securities laws to permit the purchase of the Shares on the terms set forth herein and, if required by applicable Canadian securities laws, will execute, deliver and file or assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Shares as may be required by any applicable Canadian securities laws, securities regulator, stock exchange or other regulatory authority; and

(g)

neither we nor any party on whose behalf we are acting has been established, formed or incorporated solely to acquire or permit the purchase of Shares without a prospectus in reliance on an exemption from the prospectus requirements of applicable Canadian securities laws.

2.

We are aware of the characteristics of the Shares, the risks relating to an investment therein and agree that we must bear the economic risk of its investment in the Shares. We understand that we will not be able to resell the Shares under applicable Canadian securities laws except in accordance with limited exemptions

Schedule B

and compliance with other requirements of applicable law, and we (and not the Company) are responsible for compliance with applicable resale restrictions or hold periods and will comply with all relevant Canadian securities laws in connection with any resale of the Shares.

3.

We hereby undertake to notify the Company immediately of any change to any declaration, representation, warranty or other information relating to us set forth herein which takes place prior to the closing of the purchase of the Shares applied for hereby.

4.

We understand and acknowledge that (i) the Company is not a reporting issuer in any province or territory in Canada and its securities are not listed on any stock exchange in Canada and there is currently no public market for the Shares in Canada; and (ii) the Company currently has no intention of becoming a reporting issuer in Canada and the Company is not obligated to file and has no present intention of filing a prospectus with any securities regulatory authority in Canada to qualify the resale of the Shares to the public, or listing the Company’s securities on any stock exchange in Canada and thus the applicable restricted period or hold period may not commence and the Shares may be subject to an unlimited hold period or restricted period in Canada and in that case may only be sold pursuant to limited exemptions under applicable securities legislation.

5.	We confirm we have reviewed the terms referred to under the heading “Resale Restrictions” in the Canadian Disclosure Package.

6.

It is acknowledged that we should consult our own legal and tax advisors with respect to the tax consequences of an investment in the Shares in our particular circumstances and with respect to the eligibility of the Shares for investment by us and resale restrictions under relevant Canadian legislation and regulations, and that we have not relied on the Company or on the contents of the Canadian Disclosure Package, for any legal, tax or financial advice.

7.

If we are a resident of Quebec, we acknowledge that it is our express wish that all documents evidencing or relating in any way to the sale of the Shares be drawn in the English language only. Si nous sommes résidents de la province de Québec, nous reconnaissons par les présentes que c’est notre volonté expresse que tous les documents faisant foi ou se rapportant de quelque manière à la vente des engagements soient rédigés en anglais seulement.

8.

We understand and acknowledge that we are making the representations, warranties and agreements contained herein with the intent that they may be relied upon by the Company and the agents in determining our eligibility to purchase the Shares, including the availability of exemptions from the prospectus requirements of applicable Canadian securities laws in connection with the issuance of the Shares.

9.

We consent to the collection, use and disclosure of certain personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities.

10.

If we are an individual resident in Canada, we acknowledge that: (A) the Company or the agents may be required to provide personal information pertaining to us as required to be disclosed in Schedule I of Form 45-106F1 Report of Exempt Distribution (“Form 45-106F1”) under NI 45-106 (including its name, email address, address, telephone number and the aggregate purchase price paid by the purchaser) (“personal

Schedule B

information”) to the securities regulatory authority or regulator in the local jurisdiction (the “Regulator”); (B) the personal information is being collected indirectly by the Regulator under the authority granted to it in securities legislation; and (C) the personal information is being collected for the purposes of the administration and enforcement of the securities legislation; and by purchasing the securities, we shall be deemed to have authorized such indirect collection of personal information by the Regulator. Questions about the indirect collection of information should be directed to the Regulator in the local jurisdiction, using the contact information set out below:

(a)	in Alberta, the Alberta Securities Commission, Suite 600, 250 - 5th Street SW, Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, toll free in Canada: 1-877-355-0585;

(b)

in British Columbia, the British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899- 6581, toll free in Canada: 1-800-373-6393, Email: inquiries@bcsc.bc.ca;

(c)	in Manitoba, The Manitoba Securities Commission, 500 - 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, toll free in Manitoba 1-800-655-5244;

(d)

in New Brunswick, Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street, Suite 300, Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, toll free in Canada: 1-866-933-2222, Email: info@fcnb.ca;

(e)

in Newfoundland and Labrador, Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building, 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador, A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189,

(f)

in the Northwest Territories, the Government of the Northwest Territories, Office of the Superintendent of Securities, P.O. Box 1320, Yellowknife, Northwest Territories X1A 2L9, Attention: Deputy Superintendent, Legal & Enforcement, Telephone: (867) 920-8984;

(g)	in Nova Scotia, the Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458, Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768;

(h)	in Nunavut, Government of Nunavut, Department of Justice, Legal Registries Division, P.O. Box 1000, Station 570, 1st Floor, Brown Building, Iqaluit, Nunavut X0A 0H0, Telephone: (867) 975- 6590;

(i)

in Ontario, the Inquiries Officer at the Ontario Securities Commission, 20 Queen Street West, 22nd Floor, Toronto, Ontario M5H 3S8, Telephone: (416) 593-8314, toll free in Canada: 1-877- 785-1555, Email: exemptmarketfilings@osc.gov.on.ca;

(j)	in Prince Edward Island, the Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000, Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569;

(k)

in Québec, the Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers), fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

Schedule B

(l)	in Saskatchewan, the Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879; and

(m)	in Yukon, Government of Yukon, Department of Community Services, Law Centre, 3rd Floor, 2130 Second Avenue, Whitehorse, Yukon Y1A 5H6, Telephone: (867) 667-5314.

11.

We hereby represent, warrant, covenant and certify that we are, or any party on whose behalf we are acting is, an “accredited investor” as defined in NI 45-106 or section 73.3(1) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion below:

Please check the category that applies:

☐		a Canadian financial institution or a Schedule III bank of the Bank Act (Canada),

☐		the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐

a subsidiary of any person or company referred to in paragraphs (a) or (b) if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐		a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

[omitted]

	(e.1)	[omitted]

☐

the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

☐

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐		any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(i)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

[omitted]

☐	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CAD$5,000,000,

[omitted] [omitted]

☐		a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

☐		an investment fund that distributes or has distributed its securities only to a person that is or was an accredited investor at the time of the distribution,

Schedule B

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds], or a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

☐

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐

a person acting on behalf of a fully managed account[1] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function,

☐

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	a person that is recognized or designated by the Commission as an accredited investor,

☐

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

12.	We hereby represent, warrant, covenant and certify that we are, or any party on whose behalf we are acting is, a “permitted client” by virtue of the criterion indicated below,

Please check the category that applies:

	☐	(a)	a Canadian financial institution or a Schedule III bank;

	☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

	☐	(c)	a subsidiary of any person or company referred to in paragraph (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities

1 A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

Schedule B

required by law to be owned by directors of the subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser, investment dealer, mutual fund dealer or exempt market dealer;

☐	(e)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned subsidiary of such a pension fund;

☐	(f)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e);

☐	(g)	the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec;

☐	(j)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be;

☐	(k)

a person or company acting on behalf of a managed account managed by person or company, if the person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(l)	an investment fund if one or both of the following apply:

(i) the fund is managed by a person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada;

(ii) the fund is advised by a person or company authorized to act as an adviser under the securities legislation of a jurisdiction of Canada;

☐	(m)

in respect of a dealer, a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(n)

in respect of an adviser, a registered charity under the Income Tax Act (Canada) that is advised by an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(o)

a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(p)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5 million;

☐	(q)

a person or company that is entirely owned by an individual or individuals referred to in paragraph (o), who holds the beneficial ownership interest in the person or company directly or through a trust, the trustee of which is a trust company or trust corporation

Schedule B

registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a person or company, other than an individual or an investment fund, that has net assets of at least C$25,000,000 as shown on its most recently prepared financial statements; or

☐	(s)	a person or company that distributes securities of its own issue in Canada only to persons or companies referred to in paragraphs (a) through (r).

Schedule B

SCHEDULE C

DISCLOSURE PACKAGE

(SEE ATTACHED)

Schedule C

SCHEDULE D

MATERIAL TERMS OF TRANSACTION

1.

The Company has no shares of preferred stock issued and outstanding. After giving effect to the Transaction and the subscription of Company Shares by the undersigned and the Other Purchasers, the Company has (i) no less than 25,754,267 Company Shares outstanding and (ii) no more than 26,295,003 Company Shares outstanding.

2.	After giving effect to the subscription of Company Shares by the undersigned and the Other Purchasers, the Company has an aggregate of at least $15,000,000 of non-redeemable cash.

3.	The Company Shares continue to be listed on Nasdaq Capital Market.

4.	The Company has not issued or sold any Company stock for less than $3.25 per share (which share price may be adjusted as described in number 7 below).

5.	The Company has not received aggregate gross proceeds of more than $20 million from the sale of Company stock since the date of the Transaction Agreement.

6.	The Company has not purchased or redeemed any Company stock, except pursuant to any redemption rights currently provided for in amended and restated articles of association of the Company.

7.

The Company has not effected any stock split, stock dividend, extraordinary cash dividend, recapitalization or other like with respect to Company stock, other than any reverse split or other adjustment that may be effected for the purpose of meeting the initial listing requirements of the Nasdaq Capital Market.

8.

The shareholders of DermTech, Inc. shall not receive more than 16,000,000 Company Shares in the Transaction less total number of Company Shares that can be acquired or received pursuant to “in-the-money” options, restricted stock units and warrants of DermTech, Inc.

Schedule D

SCHEDULE E

PROMISSORY NOTES

Holder	Amount
Rajiv S. Shukla	$25,000
Cowen Investments II LLC	$55,000

Schedule E